                                                                  EXHIBIT 10.40

                            Corporate Leasing & Syndication Group
                            General Electric Capital Corporation
                            4 North Park Drive, Suite 500, Hunt Valley, MD 21030 410-527-9300
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                               February 20, 1997

Mr. James Engelman
Controller
SIBIA Neurosciences, Inc.
505 Coast Boulevard, South
Suite 300
La Jolla, CA  92037-4641

Dear Mr. Engelman:

We are pleased to advise you that our nominees, Mellon US Leasing and NationsCredit Commercial Corporation, (the "Lessors"), have approved firm commitments for lease lines to SIBIA Neurosciences, Inc., (the "Lessee"), to be funded by our nominees, on the following terms and conditions:

1. TRANSACTION: The transaction is structured as a true lease in which the Lessor will be entitled to claim and retain all of the tax benefits associated with ownership of the equipment. The lease will be a net lease in which the Lessee will be responsible for all expenses relating to the equipment and the transaction, including equipment maintenance, insurance coverage, payment of personal property taxes, recording fees and other expenses.

2.      LESSORS:        (A)  Mellon US Leasing
                        (B)  NationsCredit Commercial Corporation

3.      LESSEE:  SIBIA Neurosciences, Inc.

4.      EQUIPMENT:  New Laboratory Equipment, all acceptable to Lessor.

5. DELIVERY: All Equipment must be delivered, accepted and scheduled on or before March 31, 1998.

6.      ACQUISITION COST:       (A)  $1,000,000.00
                                (B)  $  500,000.00

7.      TERM:  Four (4) years from the Base Lease Commencement Date.

8. BASE LEASE COMMENCEMENT DATE: April 1, 1997; July 1, 1997; October 1, 1997; and December 31, 1997.

9.      BASE LEASE RENTAL PAYMENT:  Lessee will be required to make forty-eight
        (48) monthly rental payments, each payable in advance and equal to the following percentages of the Acquisition Cost.

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Mr. James Engelman
Page Two
February 20, 1997


                                               MONTHLY           BASE LEASE
        DELIVERY DATE                     LEASE RATE FACTOR   COMMENCEMENT DATE
        -------------                     -----------------   -----------------
        January 1 to March 31, 1997             2.3305%       April 1, 1997
        April 1 to June 30, 1997                2.3172%       July 1, 1997
        July 1 to September 30, 1997            2.3038%       October 1, 1997
        October 1 to December 31, 1997          2.2941%       December 31, 1997

        These Base Lease Rental Payments were calculated using current money market rates; however, money market conditions at the date of funding will control the final Base Lease Rental Payment that is fixed for the Term. See "Adjustments to the Base Lease Rental Payment" on the following page.

9a. INTERIM RENTAL PAYMENT: From the funding date to the Base Lease Commencement Date, the Lessee will be required to make Interim Rental Payments equal to the daily equivalent of the Base Lease Rental Payment.


10. TAX BENEFITS: Depreciation deductions arising out of the ownership of the Equipment will be for the account of Lessor and will be recognized over a five (5) year period on a 200% declining balance switching to a straight-line (DDB/SL) formula using the half-year convention. A Federal corporate tax rate of 35% for 1997 and thereafter was assumed in calculating the Base Lease Rental Payment. In the event of a change of tax law or in the interpretation of tax law from the assumptions herein, the Base Lease Rental Payment will be adjusted to preserve the Lessor's economics.

11. ADMINISTRATIVE FEE: GE Capital Corporation acknowledges receipt of an Administrative Fee. This Administrative Fee is considered earned with the issuance of this commitment letter and is non-refundable. Upon funding, it shall be applied to the first monthly rental payment.

12. LESSEE OPTIONS AT LEASE EXPIRATION: Lessees will have the following options:

        LESSOR:  MELLON US LEASING
        At the end of the Initial Term, provided there is no default under the lease, the Lessee shall have the option to:

        A. Renew the lease for an Extension Term of twelve (12) months at a monthly rental amount of 1.0% of the Acquisition Cost, in advance, after which time the Lessee may:
                1.  Return all the Equipment to the Lessor;
                2. Renew all the Equipment under the Lease at a term and rate to be negotiated by the parties based upon the then remaining life and the Fair Market Value of the Equipment and the then current money market; or
                3.  Purchase all the Equipment at its then Fair Market Value.

        B. Purchase all of the Equipment for the greater of ten percent (10%) of the Acquisition Cost or its then Fair Market Value.
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Mr. James Engelman
Page Three
February 20, 1997



        LESSOR: NATIONSCREDIT COMMERCIAL CORPORATION

        At the end of the Initial Term, provided there is no default under the lease, the Lessee shall have the option to:

        A. Renew the lease for an Extension Term of nine (9) months at a monthly rental amount of 1.2% of the Acquisition Cost, in advance, after which time the Lessee may:

            1.  Return all the Equipment to the Lessor;

            2. Renew all the Equipment under the Lease at a term and rate to be negotiated by the parties based upon the then remaining life and the Fair Market Value of the Equipment and the then current money market; or

            3.  Purchase all the Equipment at its then Fair Market Value.

        B. Purchase all of the Equipment for the greater of ten percent (10%) of the Acquisition Cost or its then Fair Market Value.


13. ADJUSTMENTS TO THE BASE LEASE RENTAL PAYMENT: The Base Lease Rental Payment stated above reflects current money market rates as indicated by the yield to maturity of 5.70% (the Reference Yield) as shown in the December 4, 1996, issue of "The Wall Street Journal" for the U.S. Treasury Note having an 7.75% coupon and maturing in November of 1999.

        The table below sets forth the U.S. Treasury Notes with similar then remaining lives to maturity which will be used to establish the final Base Lease Rental Payment, depending upon the date of funding:

        --------------------------------------------------------------
                                            Applicable Treasury Note
                                            ------------------------
            Date of Funding                  Coupon      Maturity
            ---------------                  ------      --------
        January 1 to March 31, 1997........   7.125%   February, 2000
         April  1 to June 30, 1997.........   6.25%    May, 2000
          July  1 to September 30, 1997....   8.75%    August, 2000
        October 1 to December 31, 1997.....   5.625%   November, 2000
        --------------------------------------------------------------

        The Base Lease Rental Payment actually used will be that stated above, increased or decreased basis point for basis point in the implicit rate for each basis point change in the yield to maturity of the Applicable Treasury Note from the Reference Yield. The yield to maturity of the Applicable Treasury Note used to calculate the adjustment to the Base Lease Rental Payment will be the yield quoted in the most recently published issue of "The Wall Street Journal" on the date of funding.


These firm commitments have been rendered in express reliance on the financial or other statements respecting the conditions, operation, and affairs of the Lessee, or respecting the equipment to be leased which Lessee has previously provided to us, and is based on the understanding that Lessee has committed to complete the transaction with us and our nominees. The Lessor's commitment is subject to the condition that there shall be no material adverse change in either (i) the business or financial condition of the Lessee or (ii) proposed Federal tax law, prior to any funding under the lease. In addition, fundings under this lease will be for a minimum of $50,000 each.

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Mr. James Engelman
Page Four
February  20, 1997



An express condition of this commitment is that documentation reasonably satisfactory to our and our nominee's counsel be executed prior to funding.

This firm commitment will expire on March 4, 1997, unless you acknowledge your receipt hereof and acceptance by executing the enclosed copy of this letter and returning it to us by that date.

                                              GECC Capital Markets Group, Inc.



                                              By: /s/ LOUIS J. VIGLIOTTI
                                                 -----------------------------
                                                      Louis J. Vigliotti
                                                        Vice President



ACCEPTED BY:
SIBIA Neurosciences, Inc.

By:  /s/ WILLIAM T. COMES
   ------------------------------

Title: President and CEO
      ---------------------------

Date:  March 4, 1997
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